UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2016

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 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On March 30, 2016, David Nagel, a director of the company since 2010, and Margaret M. Smyth, a director of the company since 2012, notified the company that each had decided not to stand for re-election at the 2016 Annual Meeting of Shareholders. Neither Dr. Nagel’s nor Ms. Smyth’s decision not to stand for re-election resulted from any disagreement with the company.
The company thanks Dr. Nagel and Ms. Smyth for their years of leadership on the Board and valuable contributions to the company as it has transformed into a leader in the Unified Communications-as-a-Service market. The company has commenced a search for director candidates that will continue to contribute to this transformation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: April 1, 2016	By:	/s/ Kurt M. Rogers
Kurt M. Rogers Chief Legal Officer

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